                                                                  Exhibit 10.146

                 SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

         This Sixth Amendment to Loan and Security Agreement (this "SIXTH AMENDMENT") is entered into as of the 4th day of August, 2000, between RAMSAY YOUTH SERVICES, INC., a Delaware corporation, f/k/a RAMSAY HEALTH CARE, INC. ("HOLDINGS"), with its principal place of business at Columbus Center, One Alhambra Plaza, Suite 750, Coral Gables, Florida 33134, each of the Subsidiaries of Holdings party to this Sixth Amendment and listed in EXHIBIT B to the Loan Agreement referred to below (the "HOLDINGS SUBSIDIARIES"), each of which is a corporation or other legal entity as indicated in EXHIBIT B, is organized under the laws of the jurisdiction indicated in EXHIBIT B, and has its principal place of business at the location indicated in EXHIBIT B (Holdings, the Holdings Subsidiaries, and each other Subsidiary of Holdings or of any Subsidiary of Holdings from time to time party to the Loan Agreement referred to below are hereinafter collectively referred to as "BORROWERS" and each individually as a "BORROWER"), and FLEET CAPITAL CORPORATION, a Rhode Island corporation (in its individual capacity, "FCC"), with offices at 5950 Sherry Lane, Suite 300, Dallas, Texas 75225, as a Lender, and as agent for all Lenders, in such capacity, "AGENT"), and such Persons who are or hereafter become parties to the Loan Agreement as Lenders. Capitalized terms used but not defined in this Sixth Amendment have the meanings assigned to them in Appendix A of that certain Loan and Security Agreement dated October 30, 1998, among Borrowers, Lenders and Agent, as amended (the "LOAN AGREEMENT").

                              W I T N E S S E T H:

         WHEREAS, the Borrowers have requested (i) certain amendments to the Loan Agreement to increase the Revolving Credit Loan Commitment and the Term Loan Commitment, and make certain other revisions to the terms of the Loan Agreement; (ii) a consent to the acquisition of certain assets from Charter Behavioral Health Systems, LLC; and (iii) a consent to the acquisition of certain real property from Crescent Real Estate Funding VII, L.P.; and

         WHEREAS, subject to the terms and conditions herein contained, Agent and Lenders have agreed to the Borrowers' request.

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrowers, Agent and Lenders hereby agree as follows:

         SECTION 1. Subject to the satisfaction of each condition precedent set forth in SECTION 3 hereof and in reliance on the representations, warranties, covenants and agreements contained in this Sixth Amendment, the Loan Agreement shall be amended effective August 4, 2000 (the "SIXTH AMENDMENT EFFECTIVE DATE") in the manner provided in this SECTION 1:

         1.1 AMENDED DEFINITIONS. The following definitions contained in APPENDIX A to the Loan Agreement shall be amended to read in their entirety as follows:

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BORROWING BASE - AS AT ANY DATE OF DETERMINATION THEREOF, AN AMOUNT EQUAL TO THE
LESSER OF:

                           (1) TWELVE MILLION DOLLARS ($12,000,000); OR

                           (2) (A) PRIOR TO THE BORROWING BASE CHANGE DATE, THE
                  AMOUNT EQUAL TO FIFTY PERCENT (50%) OF THE AMOUNT OF NET ACCOUNTS AS DETERMINED FROM THE MOST RECENT CONSOLIDATED BALANCE SHEET OF BORROWERS FURNISHED TO AGENT PURSUANT TO
                  SECTION 8.1.3(II), OR (B) FROM AND AFTER THE BORROWING BASE CHANGE DATE, AN AMOUNT EQUAL TO THE SUM OF (I) EIGHTY-FIVE PERCENT (85%) OF NET ELIGIBLE ACCOUNTS; PLUS (II) THE LESSER OF (X) $3,000,000 AND (Y) EIGHTY-FIVE PERCENT (85%) OF NET ELIGIBLE UNBILLED ACCOUNTS; PLUS (III) THE LESSER OF (X) $350,000 AND (Y) EIGHTY-FIVE PERCENT (85%) OF NET ELIGIBLE SELF-PAY ACCOUNTS; MINUS (IV) ANY AMOUNTS WHICH AGENT REASONABLY EXPECTS IT OR LENDERS MAY BE OBLIGATED TO PAY IN THE FUTURE FOR THE ACCOUNT OF ANY BORROWER.

         MINUS (SUBTRACT (3) BELOW FROM THE LESSER OF (1) OR, AS APPLICABLE,
         (2)(A) OR (2)(B) ABOVE)

                           (3) AN AMOUNT EQUAL TO THE LC AMOUNT.

         EXCESS CASH FLOW - WITH RESPECT TO ANY FISCAL YEAR OF HOLDINGS AND ON A CONSOLIDATED BASIS FOR SUCH PERIOD, 50% OF THE AMOUNT DERIVED BY ADDING TO ADJUSTED NET EARNINGS FROM OPERATIONS (OR LOSS) FOR SUCH FISCAL PERIOD DEPRECIATION, AMORTIZATION AND DEFERRED TAXES FOR SUCH FISCAL PERIOD AND SUBTRACTING FROM SUCH SUM (A) REGULARLY SCHEDULED PAYMENTS OF PRINCIPAL ON INDEBTEDNESS FOR MONEY BORROWED, (B) CAPITAL EXPENDITURES WHICH (I) ARE NOT FINANCED BY ACQUISITION LOANS AND (II) ARE NOT ASSOCIATED WITH THE PURCHASE OF REAL PROPERTY FROM CRESCENT REAL ESTATE FUNDING VII, L.P. OF UP TO $7,700,000.00, (C) CAPITAL LEASES PERMITTED BY THE TERMS HEREOF, OR (D) PERMITTED PURCHASE MONEY INDEBTEDNESS PAID IN CASH DURING SUCH FISCAL PERIOD.

         FIXED CHARGES - FOR ANY PERIOD, THE FOLLOWING, EACH CALCULATED (WITHOUT DUPLICATION) FOR SUCH PERIOD: (A) CASH INTEREST EXPENSES, PLUS (B) INCOME TAXES OF HOLDINGS AND ITS SUBSIDIARIES, PLUS (C) SCHEDULED PAYMENTS OF PRINCIPAL WITH RESPECT TO ALL INDEBTEDNESS OF HOLDINGS AND ITS SUBSIDIARIES, PLUS (D) CAPITAL EXPENDITURES MADE DURING THE APPLICABLE PERIOD EXCLUDING (I) CAPITAL EXPENDITURES FINANCED BY ACQUISITION LOANS, EXCEPT CAPITAL EXPENDITURES MADE IN COMPLIANCE WITH THE PROVISO CONTAINED IN SECTION 8.2.9, AND (II) CAPITAL EXPENDITURES MADE IN CONNECTION WITH THE PURCHASE OF REAL PROPERTY FROM CRESCENT REAL ESTATE FUNDING VII, L.P. OF UP TO $7,700,000.00, PLUS (E) PAYMENTS MADE DURING THE APPLICABLE PERIOD UNDER CAPITAL

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         LEASES PERMITTED BY THE TERMS HEREOF, PLUS (F) PAYMENTS MADE DURING THE
         APPLICABLE PERIOD UNDER PERMITTED PURCHASE MONEY INDEBTEDNESS.

         1.2 CREDIT FACILITY. Section 1 of the Loan Agreement shall be amended by deleting the words "Total Credit Facility of up to Twenty-Two Million Dollars ($22,000.00)" from the first paragraph of such Section 1 and replacing them with the words "credit facility". The definition of Total Credit Facility in APPENDIX A to the Loan Agreement shall be deleted.

         1.3 INCREASE OF REVOLVING CREDIT LOAN COMMITMENT. Section 1.1.1 of the Loan Agreement shall be amended by deleting the words "Eight Million Dollars ($8,000,000)" from such Section and inserting the words "Twelve Million Dollars ($12,000,000)" in place thereof.

         1.4 INCREASE OF TERM LOAN. Section 1.2.1 of the Loan Agreement shall be amended to read in its entirety as follows:

                  1.2.1 TERM LOAN. ON THE CLOSING DATE, SUBJECT TO THE FULFILLMENT OR WAIVER OF ALL CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AGREEMENT, EACH LENDER SHALL MAKE TERM LOANS (COLLECTIVELY THE "CLOSING DATE TERM LOAN") TO BORROWERS IN THE AGGREGATE PRINCIPAL AMOUNT EQUAL TO THE AMOUNT SET FORTH BELOW SUCH LENDER'S NAME ON THE SIGNATURE PAGES HEREOF (SUCH LENDER'S "TERM LOAN COMMITMENT"). ON AUGUST 4, 2000, FCC SHALL MAKE A TERM LOAN TO BORROWERS OF $4,500,000 (THE "AUGUST 2000 TERM LOAN," TOGETHER WITH THE CLOSING DATE TERM LOAN, THE "TERM LOANS"). THE PERCENTAGE EQUAL TO THE QUOTIENT OF (X) EACH LENDER'S TERM LOAN COMMITMENT, DIVIDED BY (Y) THE AGGREGATE OF ALL TERM LOAN COMMITMENTS, IS THE LENDER'S "TERM LOAN PERCENTAGE." AFTER GIVING EFFECT TO THE AUGUST 2000 TERM LOAN, THE AGGREGATE AMOUNT OF THE TERM LOAN COMMITMENTS IS ELEVEN MILLION ONE HUNDRED SIXTY ONE THOUSAND SIX HUNDRED SEVENTY TWO AND 00/100 DOLLARS ($11,161,672.00). THE TERM LOANS SHALL BE EVIDENCED BY ONE OR MORE TERM NOTES TO BE EXECUTED AND DELIVERED BY BORROWERS TO LENDERS, WHICH SHALL BEAR INTEREST AS SPECIFIED IN SECTION 2.1 AND SHALL BE REPAYABLE IN ACCORDANCE WITH THE TERMS OF TERM NOTES. AMOUNTS REPAID WITH RESPECT TO THE TERM LOANS MAY NOT BE REBORROWED. THE PROCEEDS OF THE TERM LOANS SHALL BE USED BY BORROWERS, SOLELY FOR PURPOSES FOR WHICH THE PROCEEDS OF THE REVOLVING CREDIT LOANS ARE AUTHORIZED TO BE USED.

         1.5 AMENDMENT TO CAPITAL EXPENDITURES COVENANT. Section 8.2.9 of the Loan Agreement shall be amended to read in its entirety as follows:

                  8.2.9 CAPITAL EXPENDITURES. MAKE CAPITAL EXPENDITURES (INCLUDING, BY WAY OF CAPITALIZED LEASE OBLIGATIONS) WHICH, IN THE AGGREGATE, AS TO HOLDINGS AND ITS SUBSIDIARIES, ON A CONSOLIDATED BASIS, EXCEED, IN THE AGGREGATE, (A) $2,700,000.00 DURING THE CALENDAR YEAR 2000, AND (B) $2,000,000.00 DURING ANY CALENDAR YEAR AFTER 2000.

         1.6 AMENDMENT TO INTEREST COVERAGE RATIO. Section 8.3.2 of the Loan Agreement shall be amended to read in its entirety as follows:

                  8.3.2 INTEREST COVERAGE RATIO. ACHIEVE, AT THE END OF EACH FISCAL QUARTER, FOR THE TWELVE CALENDAR MONTH PERIOD THEN ENDING, AN INTEREST COVERAGE RATIO OF NOT LESS THAN 3.00 TO 1.0.

         1.7 AMENDMENT TO LEVERAGE RATIO. Section 8.3.3 of the Loan Agreement shall be amended to read in its entirety as follows:

                  8.3.3 TOTAL INDEBTEDNESS TO EBITDA. AS TO THE LAST DAY OF EACH FISCAL QUARTER SET FORTH BELOW (THE "CALCULATION DATE"), A RATIO OF (I) HOLDINGS' TOTAL INDEBTEDNESS ON SUCH CALCULATION DATE, TO (II) HOLDINGS' EBITDA FOR THE TWELVE CALENDAR MONTH PERIOD ENDING ON SUCH CALCULATION DATE, OF NOT GREATER THAN THE RATIO SET FORTH BELOW ON THE CALCULATION DATE CORRESPONDING THERETO:

                  CALCULATION DATE                                RATIO
                  ----------------                                -----

         (I)      JUNE 30, 2000                          (I)      3.50 TO 1.0

         (II)     SEPTEMBER 30, 2000                     (II)     3.50 TO 1.0

         (III)    DECEMBER 31, 2000                      (III)    3.50 TO 1.0

         (IV)     MARCH 31, 2001                         (IV)     3.50 TO 1.0

         (V)      JUNE 30, 2001                          (V)      3.50 TO 1.0

         (VI)     SEPTEMBER 30, 2001                     (VI)     3.00 TO 1.00
                  AND ON THE LAST DAY OF
                  EACH THEREAFTER OCCURRING
                  FISCAL QUARTER;

         PROVIDED, HOWEVER, THAT, NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THE FOLLOWING AMOUNTS SHALL BE ADDED TO HOLDINGS' EBITDA FOR EACH OF THE FOLLOWING FISCAL QUARTERS FOR PURPOSES OF THIS
         SECTION 8.3.3.

                  FISCAL QUARTER ENDING:                      AMOUNT:
                  ----------------------                      -------

                  DECEMBER 31, 1999                           $538,000
                  MARCH 31, 2000                              $664,000
                  JUNE 30, 2000                               $537,000
                  SEPTEMBER 30, 2000                          $222,000

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         1.8 COMMITMENTS. As of the Sixth Amendment Effective Date, each
Lender's Term Loan Commitment, Revolving Credit Loan Commitment, Term Loan Percentage, Revolving Credit Percentage, Acquisition Loan Commitment and Acquisition Loan Percentage shall be as set forth below such Lender's name on the signature pages of this Sixth Amendment.

         1.9 AMENDMENT TO EXHIBITS. Exhibits A-1 and B to the Loan Agreement shall be amended in their entirety by substituting Exhibits A-1 and B, each of which are attached hereto as ANNEX A.

         SECTION 2. CONSENT.

         2.1 CHARTER CONSENT. Agent and Lenders hereby consent to the purchase by Ramsay Youth Services of Florida, Inc. of certain assets and contracts from Charter Behavioral Health Systems, LLC ("CHARTER"), pursuant to that certain Asset Purchase Agreement among Charter, its subsidiaries and Ramsay Youth Services, Inc. (the "CHARTER ASSET PURCHASE AGREEMENT") pursuant to the terms and conditions set forth in the Charter Asset Purchase Agreement. This consent is conditioned upon the Borrowers' representations and warranties contained in
SECTION 4 of this Sixth Amendment, and it is understood and agreed by the parties that this consent shall be rendered null, void and without effect upon any Borrower's breach of any such representations and warranties.

         2.2 CRESCENT CONSENT. Agent and Lenders hereby consent to the purchase by Ramsay Youth Services of Florida, Inc. of certain real property from Crescent Real Estate Funding VII, L.P. ("CRESCENT"), pursuant to that certain Real Estate Purchase Agreement dated as of June 22, 2000 between Crescent and Ramsay Youth Services, Inc. (the "CRESCENT REAL ESTATE PURCHASE AGREEMENT") pursuant to the terms and conditions set forth in the Crescent Real Estate Purchase Agreement.

         SECTION 3. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENTS. The amendments to the Loan Agreement contained in SECTION 1 of this Sixth Amendment shall be effective only upon the satisfaction of each of the conditions set forth in this SECTION 3. If each condition set forth in this SECTION 3 has not been satisfied by August 4, 2000, this Sixth Amendment and all obligations of Lenders contained herein shall, at the option of Lenders, terminate.

         3.1 DOCUMENTATION. Agent and Lenders shall have received, in form and substance acceptable to Agent and Lenders and their counsel a duly executed copy of this Sixth Amendment, a Revolving Credit Note and Term Note in favor of FCC in the form of ANNEX B attached hereto, and any other documents, instruments and certificates as Agent and Lenders and their counsel shall require in connection therewith prior to the date hereof, all in form and substance satisfactory to Agent and Lenders and their counsel.

         3.2 CHARTER AND CRESCENT DOCUMENTS AND CLOSING. Agent and Lenders shall have received, in form and substance acceptable to Agent and Lenders and their counsel, executed copies of all documents, orders, instruments and certificates in connection with the Charter Asset Purchase Agreement and Crescent Real Estate Purchase Agreement. Additionally, Ramsay Youth Services of Florida, Inc. shall have acquired the assets and real property identified in the Charter Asset Purchase Agreement and Crescent Real Estate Purchase Agreement, respectively.

         3.3 2007 SUBORDINATED DEBT DOCUMENTS. ING and SunTrust shall have executed amendments to the 2007 Subordination Agreement and the 2007 Subordinated Debt Documents, all in form and substance satisfactory to Agent and its counsel.

         3.4 CORPORATE EXISTENCE AND AUTHORITY. Agent and Lenders shall have received such resolutions, certificates and other documents as Agent and Lenders shall request relative to the authorization, execution and delivery by each Loan Party of this Sixth Amendment.

         3.5 NO DEFAULT. No Default or Event of Default shall exist.

         3.6 NO LITIGATION. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Sixth Amendment, the Loan Agreement or the consummation of the transactions contemplated hereby.

         3.7 FEE. Borrowers shall have paid Agent the restructuring fee contemplated in that certain letter agreement dated July 18, 2000 between Holdings and Agent.

         3.8 PARTICIPATION. Paul Ramsay Holdings Pty. Limited ("LIMITED") shall execute an amendment to that certain participation letter agreement dated November 17, 1999 ("PARTICIPATION AGREEMENT"), which amendment shall add conditions to Limited's right to repayment of its participation under the Participation Agreement, which amendment shall be in form and substance acceptable to Agent and its counsel.

         SECTION 4. REPRESENTATIONS AND WARRANTIES OF BORROWERS. To induce Agent and Lenders to enter into this Sixth Amendment, each Borrower hereby represents and warrants to Agent and Lenders as follows:

         4.1 CHARTER AND CRESCENT PURCHASE PRICE. The total purchase price of the assets under the Charter Asset Purchase Agreement and the Crescent Real Estate Purchase Agreement (including all payments made to third parties and all contingent liabilities and obligations assumed by any Borrower) do not exceed $7,900,000.

         4.2 REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each representation and warranty of any Loan Party contained in the Loan Agreement and the other Loan Documents, as amended hereby, is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in SECTION 1 hereof.

         4.3 NO OUTSTANDING JUNIOR SUBORDINATED DEBT OR PREFERRED STOCK. As of the date hereof, there is no outstanding Indebtedness with respect to the Junior Subordinated Debt Documents and no Preferred Stock is outstanding.

         4.4 CORPORATE AUTHORITY; NO CONFLICTS. The execution, delivery and performance by each Borrower of this Sixth Amendment and all documents, instruments and agreements contemplated herein are within each Borrower's respective corporate powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of applicable Law or any material agreement binding upon any Loan Party or result in the creation or imposition of any Lien upon any of the assets of any Loan Party except as permitted in the Loan Agreement, as amended hereby.

         4.5 ENFORCEABILITY. This Sixth Amendment constitutes the valid and binding obligation of each of the Borrowers enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

         4.6 NO DEFENSES. No Loan Party has any defenses to payment, counterclaims or rights of set off with respect to the Obligations.

         SECTION 5. MISCELLANEOUS.

         5.1 REAFFIRMATION OF LOAN DOCUMENTS; EXTENSION OF LIENS. Any and all of the terms and provisions of the Loan Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. Borrowers hereby extend the Liens securing the Obligations until the Obligations have been paid in full, and agree that the amendments and modifications herein contained shall in no manner affect or impair the Obligations or the Liens securing the payment and performance thereof.

         5.2 PARTIES IN INTEREST. All of the terms and provisions of this Sixth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         5.3 LEGAL EXPENSES. The Borrowers hereby agree to pay promptly following receipt of an invoice detailing all reasonable fees and expenses of counsel to Agent and Lenders incurred by Agent or any Lender, in connection with the preparation, negotiation and execution of this Sixth Amendment and all related documents.

         5.4 COUNTERPARTS. This Sixth Amendment may be executed in counterparts, and all parties need not execute the same counterpart. However, no party shall be bound by this Sixth Amendment until all parties have executed a counterpart. Facsimiles shall be effective as originals.

         5.5 COMPLETE AGREEMENT. THIS SIXTH AMENDMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         5.6 HEADINGS. The headings, captions and arrangements used in this Sixth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Sixth Amendment, nor affect the meaning thereof.

                            (SIGNATURE PAGE FOLLOWS)

         IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWERS:

RAMSAY YOUTH SERVICES, INC.

By: /s/ MARCIO CABRERA
   ----------------------
   Marcio Cabrera
   Executive Vice President

BETHANY PSYCHIATRIC HOSPITAL, INC.
BOUNTIFUL PSYCHIATRIC HOSPITAL, INC.
EAST CAROLINA PSYCHIATRIC SERVICES CORPORATION
GREAT PLAINS HOSPITAL, INC.
GULF COAST TREATMENT CENTER, INC.
HAVENWYCK HOSPITAL, INC.
H. C. CORPORATION
HSA HILL CREST CORPORATION
HSA OF OKLAHOMA, INC.
MICHIGAN PSYCHIATRIC SERVICES, INC.
RAMSAY EDUCATIONAL SERVICES, INC.
RAMSAY LOUISIANA, INC.
RAMSAY MANAGED CARE, INC.
RAMSAY YOUTH SERVICES OF ALABAMA, INC.
RAMSAY YOUTH SERVICES OF FLORIDA, INC.
RAMSAY YOUTH SERVICES OF SOUTH CAROLINA, INC.
RHCI SAN ANTONIO, INC.
TRANSITIONAL CARE VENTURES, INC.
TRANSITIONAL CARE VENTURES (TEXAS), INC.

By: /s/ MARCIO CABRERA
   ----------------------
   Marcio Cabrera
   Vice President

H. C. PARTNERSHIP
By:  H.C. CORPORATION, General Partner
By:  HSA HILL CREST CORPORATION, General Partner

        By: /s/ MARCIO CABRERA
           ----------------------
           Marcio Cabrera
           Vice President

AGENT AND LENDERS:

FLEET CAPITAL CORPORATION
("Agent" and a "Lender")

By: /s/ DENNIS M. HANSEN
   ----------------------
Name:  Dennis M. Hansen
      ---------------------------
Title: Senior Vice President
      ---------------------------

Revolving Credit Loan Commitment:           $10,690,000.00
Revolving Credit Percentage:                 89.08333333%
Term Loan Commitment:                       $10,068,013.12
Term Loan Percentage:                        90.15231508%
Acquisition Loan Commitment
(terminated on November 30, 1999 and
February 28, 2000):                         $6,000,000.00
Acquisition Loan Percentage:                 100%


SUNTRUST BANK
(a "Lender")

By: /s/ WILLIAM H. CRAWFORD
    ---------------------------
Name: William H. Crawford
     ---------------------------
Title: Assistant Vice President
     ---------------------------

Revolving Credit Loan Commitment:           $1,310,000.00
Revolving Credit Percentage:                10.91666667%
Term Loan Commitment:                       $1,093,658.88
Term Loan Percentage:                       9.84768492%
Acquisition Loan Commitment
(terminated on November 30, 1999 and
February 28, 2000):                         $0
Acquisition Loan Percentage:                 0%

                            CONSENT AND REAFFIRMATION

       The undersigned (each a "GUARANTOR") hereby (i) acknowledges receipt of a copy of the foregoing Sixth Amendment to Loan and Security Agreement (the "SIXTH AMENDMENT"); (ii) consents to Borrowers' execution and delivery thereof; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Borrowers to Lenders pursuant to the terms of its Guaranty in favor of Agent and the Lenders (the "GUARANTY") and reaffirms that the Guaranty is and shall continue to remain in full force and effect. Although Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, Guarantor understands that the Lenders have no obligation to inform Guarantor of such matters in the future or to seek Guarantor's acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such duty.

       IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of the Sixth Amendment.

GUARANTOR:

RAMSAY HOSPITAL CORPORATION OF LOUISIANA, INC.
RAMSAY YOUTH SERVICES PUERTO RICO, INC.

By: /s/ MARCIO CABRERA
   ----------------------
   Marcio Cabrera
   Vice President

                                     ANNEX A

                                   EXHIBIT A-1

                              AMENDED AND RESTATED
                             SECURED PROMISSORY NOTE

                                   (Term Note)

$
 -------------                                           --------------, ----
                                                         --------------, ----


         FOR VALUE RECEIVED, each of the undersigned, jointly and severally, (hereinafter collectively referred to as "BORROWER", and each individually, a "BORROWER"), hereby promises to pay to the order of ________________ , a__________ corporation (hereinafter "Lender"), or its registered assigns at the office of Fleet Capital Corporation, as agent for such Lender, or at such other place in the United States of America as the holder of this Note may designate from time to time in writing, in lawful money of the United States, in immediately available funds, at the time of payment, the principal sum of ________________Dollars ($__________), together with interest from and after the date hereof on the unpaid principal balance outstanding from time to time.

         This Secured Promissory Note (the "Note") is one of the Term Notes referred to in, and is issued pursuant to, that certain Loan and Security Agreement dated as of October 30, 1998, by and among Borrowers, the lenders signatories thereto (including Lender) and Fleet Capital Corporation ("FCC") as Agent for said lenders (FCC in such capacity, "Agent") (hereinafter, as amended from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

         For so long as no Event of Default shall have occurred and be continuing the principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

         (a) Interest on the unpaid principal balance outstanding from time to time shall be paid at such interest rates and at such times as are specified in the Loan Agreement;

         (b) Principal shall be due and payable monthly on the first day of each month during the periods set forth below in the amounts set forth opposite such periods:

                  DATE                           SCHEDULED INSTALLMENT
                  ----                           ---------------------

         September 1, 2000 through
         October 31, 2000                            $ 83,833.00

         November 1, 2000 through
         October 31, 2001                            $198,416.00

         November 1, 2001 through
         October 31, 2002                            $239,583.00

         November 1, 2002 through
         October 30, 2003                            $302,083.00

         (c) The entire remaining principal amount then outstanding, together with any and all other amounts due hereunder, shall be due and payable on the Commitment Termination Date.

Notwithstanding the foregoing, the entire unpaid principal balance and accrued interest on this Note shall be due and payable immediately upon any termination of the Loan Agreement pursuant to Section 4 thereof.

         This Note shall be subject to mandatory prepayment in accordance with the provision of Section 3.3 of the Loan Agreement. Borrowers may also prepay this Note in the manner provided in Section 4 of the Loan Agreement.

         Upon the occurrence, and during the continuation, of an Event of Default, this Note shall or may, as provided in the Loan Agreement, become or be declared immediately due and payable.

         The right to receive principal of, and stated interest on, this Note may only be transferred in accordance with the provisions of the Loan Agreement.

         Demand, presentment, protest and notice of nonpayment and protest are hereby waived by each Borrower.

         This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas.

RAMSAY YOUTH SERVICES, INC.

By:
   -----------------------------
Name:
     -----------------------------
Title:
      -----------------------------

BETHANY PSYCHIATRIC HOSPITAL, INC.
BOUNTIFUL PSYCHIATRIC HOSPITAL, INC.
EAST CAROLINA PSYCHIATRIC SERVICES CORPORATION
GREAT PLAINS HOSPITAL, INC.
GULF COAST TREATMENT CENTER, INC.
HAVENWYCK HOSPITAL, INC.
H. C. CORPORATION
HSA HILL CREST CORPORATION
HSA OF OKLAHOMA, INC.
MICHIGAN PSYCHIATRIC SERVICES, INC.
RAMSAY EDUCATIONAL SERVICES, INC.
RAMSAY LOUISIANA, INC.
RAMSAY MANAGED CARE, INC.
RAMSAY YOUTH SERVICES OF ALABAMA, INC.
RAMSAY YOUTH SERVICES OF FLORIDA, INC.
RAMSAY YOUTH SERVICES OF SOUTH CAROLINA, INC.
RHCI SAN ANTONIO, INC.
TRANSITIONAL CARE VENTURES, INC.
TRANSITIONAL CARE VENTURES (TEXAS), INC.

By:
   -----------------------------
Name:
     -----------------------------
Title:
      -----------------------------

H. C. PARTNERSHIP
By:  H.C. CORPORATION, General Partner
By:  HSA HILL CREST CORPORATION, General Partner

         By:
            -----------------------------
         Name:
              -----------------------------
         Title:
               -----------------------------

                                    EXHIBIT B

             BORROWERS' AND SUBSIDIARIES EXECUTIVE OFFICES; BUSINESS
                 LOCATIONS AND COLLATERAL LOCATIONS; TRADE NAMES

1.     RAMSAY YOUTH SERVICES, INC., A DELAWARE CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       Ramsay Youth Services, Inc.
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       PRINCIPAL PLACE OF BUSINESS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       CHIEF EXECUTIVE OFFICE
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

2.     BETHANY PSYCHIATRIC HOSPITAL, INC., AN OKLAHOMA CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       Bethany Psychiatric Hospital, Inc.
       Bethany Healthcare Corp.
       Columbia Bethany Hospital
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       PRINCIPAL PLACE OF BUSINESS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       CHIEF EXECUTIVE OFFICE
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

3.     BOUNTIFUL PSYCHIATRIC HOSPITAL, INC., A UTAH CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       Bountiful Psychiatric Hospital, Inc.
       Benchmark Behavioral Health System North
       Benchmark Behavioral Health System South

       Benchmark Regional Hospital
       592 West 1350 South
       Woods Cross, Utah 84087

       Briarwood Group Home - Reno
       480 Galetti Way
       Sparks, Nevada 89431

       Briarwood Group Home - Las Vegas
       5105 Smoke Ranch Road
       Las Vegas, Nevada  89108

       PRINCIPAL PLACE OF BUSINESS
       592 West 1350 South
       Woods Cross, Utah 84087

       CHIEF EXECUTIVE OFFICE
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       592 West 1350 South
       Woods Cross, Utah 84087

       480 Galetti Way
       Sparks, Nevada 89431

       5105 Smoke Ranch Road
       Las Vegas, Nevada  89108

4.     EAST CAROLINA PSYCHIATRIC SERVICES CORPORATION, A NORTH CAROLINA
       CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       East Carolina Psychiatric Services Corporation
       Brynn Marr Behavioral Healthcare System
       Brynn Marr Hospital
       192 Village Drive
       Jacksonville, North Carolina 28546

       PRINCIPAL PLACE OF BUSINESS
       192 Village Drive
       Jacksonville, North Carolina 28546

       CHIEF EXECUTIVE OFFICE
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       192 Village Drive
       Jacksonville, North Carolina 28546

5.     GREAT PLAINS HOSPITAL, INC., A MISSOURI CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       Great Plains Hospital, Inc.
       Heartland Behavioral Health Services
       Heartland Hospital
       1500 W. Ashland Street
       Nevada, Missouri 64772

       PRINCIPAL PLACE OF BUSINESS
       1500 W. Ashland Street
       Nevada, Missouri 64772

       CHIEF EXECUTIVE OFFICE
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       1500 W. Ashland Street
       Nevada, Missouri 64772

6.     GULF COAST TREATMENT CENTER, INC., A FLORIDA CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       Gulf Coast Treatment Center, Inc.
       Gulf Coast Treatment Center
       1015 Mar Walt Drive
       Fort Walton, Florida 32548

       Okaloosa Youth Academy
       445 Straight Line Road
       Crestview, Florida  32538

       PRINCIPAL PLACE OF BUSINESS
       1015 Mar Walt Drive
       Fort Walton, Florida 32548

       CHIEF EXECUTIVE OFFICE
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       1015 Mar Walt Drive
       Fort Walton, Florida 32548

       445 Straight Line Road
       Crestview, Florida  32538

7.     HAVENWYCK HOSPITAL, INC., A MICHIGAN CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       Havenwyck Hospital, Inc.
       Havenwyck Hospital
       1525 University Drive
       Auburn Hills, Michigan 48326

       PRINCIPAL PLACE OF BUSINESS
       1525 University Drive
       Auburn Hills, Michigan 48326

       CHIEF EXECUTIVE OFFICE
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       1525 University Drive
       Auburn Hills, Michigan 48326

8.     H.C. CORPORATION, AN ALABAMA CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       H.C. Corporation
       Hill Crest Behavioral Health Services
       Hill Crest Hospital
       6869 Fifth Avenue South
       Birmingham, Alabama 35212

       PRINCIPAL PLACE OF BUSINESS
       6869 Fifth Avenue South
       Birmingham, Alabama 35212

       CHIEF EXECUTIVE OFFICE
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       6869  Fifth Avenue South
       Birmingham, Alabama 35212

9.     H.C. PARTNERSHIP, AN ALABAMA GENERAL PARTNERSHIP

       TRADE NAMES AND LOCATIONS OF FACILITIES
       H.C. Partnership
       Hill Crest Behavioral Health Services
       Hill Crest Hospital
       6869 Fifth Avenue South
       Birmingham, Alabama 35212

       Bessemer Group Home
       212 N. 16 Street
       Bessemer, Alabama  35020

       PRINCIPAL PLACE OF BUSINESS
       6869 Fifth Avenue South
       Birmingham, Alabama 35212

       CHIEF EXECUTIVE OFFICE
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       6869 Fifth Avenue South
       Birmingham, Alabama 35212

       212 N. 16 Street
       Bessemer, Alabama  35020

10.    HSA HILL CREST CORPORATION, AN ALABAMA CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       HSA Hill Crest Corporation
       Hill Crest Behavioral Health Services
       Hill Crest Hospital
       6869 Fifth Avenue South
       Birmingham, Alabama 35212

       Higdon Hill Group Home
       6869 5th Avenue South
       Birmingham, Alabama  35212

       PRINCIPAL PLACE OF BUSINESS
       6869 Fifth Avenue South
       Birmingham, Alabama 35212

       CHIEF EXECUTIVE OFFICE
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       6869 5th Avenue South
       Birmingham, Alabama  35212

11.    HSA OF OKLAHOMA, INC., AN OKLAHOMA CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       HSA of Oklahoma, Inc.
       Meadowlake Hospital
       Meadowlake Behavioral Health System
       2216 South Van Buren
       Enid, Oklahoma 73703

       PRINCIPAL PLACE OF BUSINESS
       2216 South Van Buren
       Enid, Oklahoma 73703

       CHIEF EXECUTIVE OFFICE
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       2216 South Van Buren
       Enid, Oklahoma 73703

12.    MICHIGAN PSYCHIATRIC SERVICES, INC., A MICHIGAN CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       Michigan Psychiatric Services, Inc.
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       PRINCIPAL PLACE OF BUSINESS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       CHIEF EXECUTIVE OFFICE
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

13.    RAMSAY EDUCATIONAL SERVICES, INC., A DELAWARE CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       Ramsay Educational Services, Inc.
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       CHIEF EXECUTIVE AND CORPORATE OFFICES
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       PRINCIPAL PLACE OF BUSINESS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

14.    RAMSAY HOSPITAL CORPORATION OF LOUISIANA, INC., A LOUISIANA CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       Ramsay Hospital Corporation of Louisiana, Inc.
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       CHIEF EXECUTIVE AND CORPORATE OFFICES
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       PRINCIPAL PLACE OF BUSINESS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida  33134

15.    RAMSAY LOUISIANA, INC., A DELAWARE CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       Ramsay Louisiana, Inc.
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       PRINCIPAL PLACE OF BUSINESS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       CHIEF EXECUTIVE OFFICE
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

16.    RAMSAY MANAGED CARE, INC., A DELAWARE CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       Ramsay Managed Care, Inc.
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       PRINCIPAL PLACE OF BUSINESS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       CHIEF EXECUTIVE OFFICE
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

17.    RAMSAY YOUTH SERVICES OF ALABAMA, INC., A DELAWARE CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       Ramsay Youth Services of Alabama, Inc.
       Ramsay Youth Services - Dothan
       Dothan Youth Services
       700 Cottonwood Road
       Dothan, Alabama 36301

       CHIEF EXECUTIVE AND CORPORATE OFFICES
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       PRINCIPAL PLACE OF BUSINESS
       700 Cottonwood Road
       Dothan, Alabama 36301

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       700 Cottonwood Road
       Dothan, Alabama 36301

18.    RAMSAY YOUTH SERVICES OF FLORIDA, INC., A DELAWARE CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       Ramsay Youth Services of Florida, Inc.
       4400 Dixie Highway, N.E.
       Palm Bay, Florida 32907

       Ramsay Youth and Family Counsel Center
       1975 Palm Bay Road, Suites 6 and 7
       Palm Bay, Florida 32905

       Everglades Youth Development Center
       18500 SW 424 Street
       Florida City, Florida  33034

       Florida Institute for Girls
       9680 Fairgrounds Road
       West Palm Beach, Florida  33411

       Kingsley Center
       5867 SW Highway 31
       Arcadia, Florida 34266

       Manatee Palms
       4480 51 Street West
       Bradenton, Florida  34210

       Manatee Adolescent Treatment Services
       1324 37 Avenue East
       Bradenton, Florida 34208

       Southern Glades Youth Camp
       41600 SW 232 Avenue
       Florida City, Florida  33034

       CHIEF EXECUTIVE AND CORPORATE OFFICES
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       PRINCIPAL PLACE OF BUSINESS
       4400 Dixie Highway, N.E.
       Palm Bay, Florida 32907

       1975 Palm Bay Road, Suites 6 and 7
       Palm Bay, Florida 32905

       18500 SW 424 Street
       Florida City, Florida  33034

       9680 Fairgrounds Road
       West Palm Beach, Florida  33411

       41600 SW 232 Avenue
       Florida City, Florida  33034

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       4400 Dixie Highway, N.E.
       Palm Bay, Florida 32907

       1975 Palm Bay Road, Suites 6 and 7
       Palm Bay, Florida 32905

       18500 SW 424 Street
       Florida City, Florida  33034

       9680 Fairgrounds Road
       West Palm Beach, Florida  33411

       41600 SW 232 Avenue
       Florida City, Florida  33034

19.    RAMSAY YOUTH SERVICES OF SOUTH CAROLINA, INC., A DELAWARE CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       Ramsay Youth Services of South Carolina, Inc.
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       Riverstone Youth Services
       2335 Highway 9
       Longs, South Carolina  29568

       Coastal Harbor Youth Services
       7055 Ford Taylor Road
       Conway, South Carolina  29526

       Winner Circle Youth Services
       75 Bell Clapper Court
       Aiken, South Carolina  29803

       Bush Berry Group Home
       870 Bush Berry Road
       Pelion, South Carolina  29123

       CHIEF EXECUTIVE AND CORPORATE OFFICES
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       PRINCIPAL PLACE OF BUSINESS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       2335 Highway 9 West
       Longs, South Carolina  29568

       7055 Ford Taylor Road
       Conway, South Carolina  29526

       75 Bell Clapper Court
       Aiken, South Carolina  29803

       870 Bush Berry Road
       Pelion, South Carolina  29123

20.    RAMSAY YOUTH SERVICES PUERTO RICO, INC., A PUERTO RICO CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       Ramsay Youth Services Puerto Rico, Inc.
       654 Munoz Rivera Ave., #1103
       Hato Rey, Puerto Rico 00918

       Centro Detencion de Bayam
       Carreterra #28, KM 1.5
       Barrio Juan Sanchez
       Parque Industrial
       Julio Enrique Managas
       Bayamon, Puerto Rico  00960

       CHIEF EXECUTIVE AND CORPORATE OFFICES
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       PRINCIPAL PLACE OF BUSINESS
       654 Munoz Rivera Ave., #1103
       Hato Rey, Puerto Rico 00918

       Carreterra #28, KM 1.5
       Barrio Juan Sanchez
       Parque Industrial
       Julio Enrique Managas
       Bayamon, Puerto Rico  00960

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       654 Munoz Rivera Ave., #1102
       Hato Rey, Puerto Rico 00918

       Carreterra #28, KM 1.5
       Barrio Juan Sanchez
       Parque Industrial
       Julio Enrique Managas
       Bayamon, Puerto Rico  00960

21.    RHCI SAN ANTONIO, INC., A DELAWARE CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       RHCI San Antonio, Inc.
       Mission Vista Hospital
       14747 Jones Maltsberger
       San Antonio, Texas 78247-3713

       PRINCIPAL PLACE OF BUSINESS
       14747 Jones Maltsberger
       San Antonio, Texas 78247-3713

       CHIEF EXECUTIVE OFFICE
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       14747 Jones Maltsberger
       San Antonio, Texas 78247-3713

22.    TRANSITIONAL CARE VENTURES, INC., A DELAWARE CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       Transitional Care Ventures, Inc.
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       PRINCIPAL PLACE OF BUSINESS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       CHIEF EXECUTIVE OFFICE
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

23.    TRANSITIONAL CARE VENTURES (TEXAS), INC., A DELAWARE CORPORATION

       TRADE NAMES AND LOCATIONS OF FACILITIES
       Transitional Care Ventures (Texas), Inc.
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       PRINCIPAL PLACE OF BUSINESS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       CHIEF EXECUTIVE OFFICE
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

       LOCATIONS OF COLLATERAL AND RECORDS
       One Alhambra Plaza, Suite 750
       Coral Gables, Florida 33134

                                     ANNEX B

                             SECURED PROMISSORY NOTE

                                   (TERM NOTE)

$10,068,013.12                                                    August 4, 2000
                                                                   Dallas, Texas

       FOR VALUE RECEIVED, each of the undersigned, jointly and severally, (hereinafter collectively referred to as "BORROWER", and each individually, a "BORROWER"), hereby promises to pay to the order of FLEET CAPITAL CORPORATION, a Rhode Island corporation (hereinafter "LENDER"), or its registered assigns at the office of Fleet Capital Corporation, as agent for such Lender, or at such other place in the United States of America as the holder of this Secured Promissory Note (this "NOTE") may designate from time to time in writing, in lawful money of the United States, in immediately available funds, at the time of payment, the principal sum of TEN MILLION SIXTY EIGHT THOUSAND THIRTEEN AND 12/100 Dollars ($10,068,013.12), together with interest from and after the date hereof on the unpaid principal balance outstanding from time to time.

       This Note is one of the Term Notes referred to in, and is issued pursuant to, that certain Loan and Security Agreement dated as of October 30, 1998, by and among Borrowers, the lenders signatories thereto (including Lender) and Fleet Capital Corporation ("FCC") as Agent for said lenders (FCC in such capacity, "Agent") (as amended from time to time, the "LOAN AGREEMENT"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

       For so long as no Event of Default shall have occurred and be continuing the principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

         (a) Interest on the unpaid principal balance outstanding from time to time shall be paid at such interest rates and at such times as are specified in the Loan Agreement;

         (b) Principal shall be due and payable monthly on the first day of each month during the periods set forth below in the amounts set forth opposite such periods:

                  DATE                           SCHEDULED INSTALLMENT
                  ----                           ---------------------

         September 1, 2000 through
         October 31, 2000                            $ 70,069.98

         November 1, 2000 through
         October 31, 2001                            $181,232.79

         November 1, 2001 through
         October 31, 2002                            $215,641.33

         November 1, 2002 through
         October 30, 2003                            $267,880.59

         (c) The entire remaining principal amount then outstanding, together with any and all other amounts due hereunder, shall be due and payable on the Commitment Termination Date.

       Notwithstanding the foregoing, the entire unpaid principal balance and accrued interest on this Note shall be due and payable immediately upon any termination of the Loan Agreement pursuant to Section 4 thereof.

       This Note shall be subject to mandatory prepayment in accordance with the provision of Section 3.3 of the Loan Agreement. Borrowers may also prepay this
Note in the manner provided in Section 4 of the Loan Agreement.

       Upon the occurrence, and during the continuation, of an Event of Default, this Note shall or may, as provided in the Loan Agreement, become or be declared immediately due and payable.

       The right to receive principal of, and stated interest on, this Note may only be transferred in accordance with the provisions of the Loan Agreement.

       Demand, presentment, protest and notice of nonpayment and protest are hereby waived by each Borrower.

       This Note amends, modifies, increases and restates, but does not extinguish, the indebtedness evidenced by that certain Secured Promissory Note (Term Note) of Borrowers dated January 25, 2000, payable to the order of FLEET CAPITAL CORPORATION in the original principal amount of $6,058,503.00.

       This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas.

RAMSAY YOUTH SERVICES, INC.

By: /s/ JORGE RICO
   ------------------------
Name:  Jorge Rico
     ------------------------
Title: Vice President
     ------------------------

BETHANY PSYCHIATRIC HOSPITAL, INC.
BOUNTIFUL PSYCHIATRIC HOSPITAL, INC.
EAST CAROLINA PSYCHIATRIC SERVICES CORPORATION
GREAT PLAINS HOSPITAL, INC.
GULF COAST TREATMENT CENTER, INC.
HAVENWYCK HOSPITAL, INC.
H. C. CORPORATION
HSA HILL CREST CORPORATION
HSA OF OKLAHOMA, INC.
MICHIGAN PSYCHIATRIC SERVICES, INC.
RAMSAY EDUCATIONAL SERVICES, INC.
RAMSAY LOUISIANA, INC.
RAMSAY MANAGED CARE, INC.
RAMSAY YOUTH SERVICES OF ALABAMA, INC.
RAMSAY YOUTH SERVICES OF FLORIDA, INC.
RAMSAY YOUTH SERVICES OF SOUTH CAROLINA, INC.
RHCI SAN ANTONIO, INC.
TRANSITIONAL CARE VENTURES, INC.
TRANSITIONAL CARE VENTURES (TEXAS), INC.

By: /s/ JORGE RICO
   ------------------------
Name:  Jorge Rico
     ------------------------
Title: Vice President
     ------------------------

H. C. PARTNERSHIP
By:  H.C. CORPORATION, General Partner
By:  HSA HILL CREST CORPORATION, General Partner

          By: /s/ JORGE RICO
             ------------------------
          Name:  Jorge Rico
               ------------------------
          Title: Vice President
               ------------------------

                              REVOLVING CREDIT NOTE

$10,690,000.00                                                    August 4, 2000
                                                                   Dallas, Texas

       FOR VALUE RECEIVED, each of the undersigned, jointly and severally, (hereinafter collectively referred to as "BORROWERS", and each individually, a "BORROWER"), hereby PROMISES TO PAY to the order of FLEET CAPITAL CORPORATION, a Rhode Island corporation ("LENDER"), or its registered assigns, at the office of Fleet Capital Corporation, as agent for such Lender, or at such other place in the United States of America as the holder of this Revolving Credit Note (this "NOTE") may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of TEN MILLION SIX HUNDRED NINETY THOUSAND AND NO/100 DOLLARS ($10,690,000.00), or such lesser principal amount as may be outstanding pursuant to the Loan Agreement (as hereinafter defined) with respect to the Revolving Credit Loans, together with interest on the unpaid principal amount of this Note outstanding from time to time.

       This Note is one of the Revolving Credit Notes referred to in, and issued pursuant to, that certain Loan and Security Agreement dated as of October 30, 1998, by and among Borrowers, the lenders signatories thereto (including Lender) and Fleet Capital Corporation ("FCC"), as agent for such Lenders (FCC in such capacity "Agent") (as amended from time to time, the "LOAN AGREEMENT"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms herein, unless otherwise defined, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

       The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement and, if not sooner paid in full, on the Commitment Termination Date, unless the term hereof is extended in accordance with the Loan Agreement. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement.

       Upon and after the occurrence, and during the continuation, of an Event of Default, this Note shall or may, as provided in the Loan Agreement, become or be declared immediately due and payable.

       The right to receive principal of, and stated interest on, this Note may only be transferred in accordance with the provisions of the Loan Agreement.

       Demand, presentment, protest and notice of nonpayment and protest are hereby waived by each Borrower.

       This Note amends, modifies, increases and restates, but does not extinguish, the indebtedness evidenced by that certain Revolving Credit Note of Borrowers dated January 25, 2000, payable to the order of FLEET CAPITAL CORPORATION in the original principal amount of $6,690,000.00.

       This Note shall be interpreted, governed by, and construed in accordance with, the internal laws of the State of Texas.

RAMSAY YOUTH SERVICES, INC.


By: /s/ JORGE RICO
   ------------------------
Name:  Jorge Rico
     ------------------------
Title: Vice President
     ------------------------

BETHANY PSYCHIATRIC HOSPITAL, INC.
BOUNTIFUL PSYCHIATRIC HOSPITAL, INC.
EAST CAROLINA PSYCHIATRIC SERVICES CORPORATION
GREAT PLAINS HOSPITAL, INC.
GULF COAST TREATMENT CENTER, INC.
HAVENWYCK HOSPITAL, INC.
H. C. CORPORATION
HSA HILL CREST CORPORATION
HSA OF OKLAHOMA, INC.
MICHIGAN PSYCHIATRIC SERVICES, INC.
RAMSAY EDUCATIONAL SERVICES, INC.
RAMSAY LOUISIANA, INC.
RAMSAY MANAGED CARE, INC.
RAMSAY YOUTH SERVICES OF ALABAMA, INC.
RAMSAY YOUTH SERVICES OF FLORIDA, INC.
RAMSAY YOUTH SERVICES OF SOUTH CAROLINA, INC.
RHCI SAN ANTONIO, INC.
TRANSITIONAL CARE VENTURES, INC.
TRANSITIONAL CARE VENTURES (TEXAS), INC.

By: /s/ JORGE RICO
   ------------------------
Name:  Jorge Rico
     ------------------------
Title: Vice President
     ------------------------

H. C. PARTNERSHIP
By:  H.C. CORPORATION, General Partner
By:  HSA HILL CREST CORPORATION, General Partner

          By: /s/ JORGE RICO
             ------------------------
          Name:  Jorge Rico
               ------------------------
          Title: Vice President
               ------------------------